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                                                                   EXHIBIT 10.29

                           STANDARD INDUSTRIAL LEASE
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                   [AIR LOGO]

1. PARTIES. This Lease, dated, for reference purposes only, June 30, 1993 is made by and between Upland Technology Associates, a California general partnership (herein called "Lessor") and J. K. MOLDS, a California corporation and AMERICAN TECHNICAL MOLDING, a California corporation (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Bernardino, State of California, commonly known as Upland Technology Center ("Industrial Center") and described as 2022 - 2066 W. 11th Street, Upland, California 91786 (See Addendum Paragraph 2.1 PREMISES, and Exhibit "A").

Said real property including the land and all improvements thereon, is herein called "the Premises".

3. TERM.

     3.1 TERM. The term of this lease shall be for Ten (10) years commencing on November 1, 1993 (or upon completion of Landlord's Tenant Improvements) and ending on whichever is later unless sooner terminated pursuant to any provision hereof.

   3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof,such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises equal monthly payments of (See Addendum Paragraph 4.1), in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $10,114.30 as rent for the third (3rd) month's rent.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $10,114.30 (See Addendum Paragraph 5.1) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

   6.1 USE. The Premises shall be used and occupied only for General office and warehouse for mold making and injection molding or any other legal business and for no other purpose.

   6.2 COMPLIANCE WITH LAW.
       (a) Lessor warrants to Lessee that the Premises, in its existing state, but without regard to the use for which Lessee will use the Premises, does not violate any applicable building code, regulation or ordinance at the time this Lease is executed. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.
       (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

   6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof; subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7. MAINTENANCE REPAIRS AND ALTERATIONS.

   7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6.2(a) and
(b) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee does not waive the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition or repair.

   7.2 LESSEE'S OBLIGATIONS.
       (a) Subject to the provisions of Paragraphs 6.2(a), 7 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises, and Lessee's signs located in the Premises and all sidewalks and parkways adjacent to the Premises. Lessee does not waive the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

                                     Initials: /s/ JCK   /s/ AUTHORIZED INITIALS

                                                         /s/ AUTHORIZED INITIALS

                                     GROSS
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          (b) If Lessee fails to perform Lessee's obligations under this
Paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(d), which repair shall include the patching and filling of holes and repair of structural damage.

     7.3 ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $5,000 in cost. As used in this Paragraph 7.3 the term "Utility Installation" shall mean bus dueling, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of such.

          (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall not become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Not more frequently than each 5 years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however that in no event shall the amount of the liability insurance increase be more than fifty percent greater than the amount thereof during the preceding five years of the term of this lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

     8.2 PROPERTY INSURANCE.

          (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental income insurance covering a period of six months, with loss payable to Lessor which insurance shall also cover all real estate taxes and insurance costs for said period. In the event that the Premises contains sprinklers then the insurance coverage shall include sprinkler leakage insurance.

          (b) [Intentionally Deleted]

          (c) If the Premises being leased herein are part of a larger property, then Lessee shall be responsible for paying any increase in the property insurance caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

          (d) [Intentionally Deleted]

     8.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B plus or better as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

     8.4 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located. In the event of another Tenant causing a shut down, no rent shall be paid during the period of Lessee's inability to operate or conduct business.

9. DAMAGE OR DESTRUCTION.

     9.1 PARTIAL DAMAGE-INSURED. Subject to the provisions of Paragraphs 8.3 and 8.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or tenant improvements.

     9.2 PARTIAL DAMAGE-UNINSURED. Subject to the provisions of Paragraphs 8.3 and 8.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 8.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

                                              Initials:  /s/ AUTHORIZED INITIALS
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     9.3  TOTAL DESTRUCTION. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

     9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's action to do so within 30 days after the date of occurrence of such damage.

     9.5  ABATEMENT OF RENT: LESSEE'S REMEDIES.

          (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessee waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAX INCREASE. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall not pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal tax year 19 . Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis. See Addendum Section 8.2.

     10.2 DEFINITION OF "REAL PROPERTY" TAX. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Lessee shall not pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease. Upon Lessee giving notice to Lessor, Lessor shall object in writing within thirty (30) days.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 ATTORNEY'S FEE. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $250.00 for each such request.

13.  DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a)  The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:


          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lesse proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property, in the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. Upon execution of this Lease by both parties. Lessor shall pay to Pacific Inland Commercial Real Estate, a licensed real estate brokers a fee as set forth in a separate agreement between Lessor and said broker, or in the event there is no separate agreement between Lessor and said broker, the sum of $ as per agreed, for brokerage services rendered by said broker to Lessor in this transaction. Lessor further agrees that if Lessee exercises any option granted herein or any option substantially similar thereto, either to extend the term of this Lease, to renew this Lease, to purchase said Premises or any part thereof and/or any adjacent property which Lessor may own or in which Lessor has an interest, or any other option granted herein, or if said broker is the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, than as to any of said transactions. Lessor shall pay said broker a fee in accordance with the schedule of said broker in effect at the time of execution of this Lease. Lessor agrees to pay said fee not only on behalf of Lessor, but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, by accepting an assignment of such interest, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph.

16. GENERAL PROVISIONS.

         16.1 ESTOPPEL CERTIFICATE.

            (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

            (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

            (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

         16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

         16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

         16.5 TIME OF ESSENCE. Time is of the essence.

         16.6 CAPTIONS. Article and paragraph captions are not a part hereof.

         16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease. Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

         16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

         16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         16.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus CPI if Lessee is in Option Period.

         16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         16.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

         16.14 BINDING EFFECT CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

         16.15 SUBORDINATION.

            (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's rights to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

            (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten
(10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

         16.16 ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

         16.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

     16.18 SIGNS AND AUCTIONS. Lessee shall be allowed signage by city and county code with Lessor consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

     16.19 MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     16.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.21 CONSENTS. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

     16.23 QUIET POSSESSION. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     16.24 OPTIONS. In the event that the Lessee, under the terms of this Lease, has any option to extend the term of this Lease, or any option to purchase the premises or any right of first refusal to purchase the premises or other property of Lessor, then each of such options and rights are personal to Lessee and may be exercised or be assigned, voluntarily except as provided in Addendum. or to any one Lessee does not need the consent of Lessor to assign this Lease. In the event that Lessee hereunder has any multiple options to extend this Lease a later option to extend the lease cannot be exercised unless the prior option has been so exercised. No option may be exercised at a time when the Lessee is in default under its obligations under this Lease.

     16.25 MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. Further, Lessee will promptly pay its prorata share, as reasonably determined by Lessor, of any maintenance or repair of such portion of the Premises or such portion of the property of which the Premises are a part, which are common areas or used by Lessee and other occupants thereof. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of this Lease by Lessee.

     16.26 ADDITIONAL PROVISIONS. If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.


Addendum -- dated June 30, 1993 and consisting of 10 pages.
Exhibits(s) -- A, B, C and D (letter of July 9, 1993).








     The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

     If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

                                            Upland Technology Associates, a
Executed at Upland                          California general partnership
            ---------------------           -------------------------------

on July 9, 1993                             By /s/ STEPHEN J. MULLER
   ------------------------------              ----------------------------
                                               General Partner

Address                                     By
        -------------------------              ----------------------------

---------------------------------

                                                 "LESSOR" (Corporate seal)

                                            JK MOLDS, a California Corporation
                                                           and
                                              AMERICAN TECHNICAL MOLDING, a
Executed at                                     California Corporation
            ---------------------           ----------------------------------

on                                          By /s/ JACK KELLEY
   ------------------------------              ----------------------------
                                               Jack Kelley, President (JK MOLDS)

Address                                     By /s/ ROCKY MORRISON 7-9-93
        -------------------------              ----------------------------
                                               Rocky Morrison, President (ATM)
---------------------------------
                                                 "LESSEE" (Corporate seal)

                  ADDENDUM TO STANDARD INDUSTRIAL LEASE-GROSS


This Addendum is made as of June 30, 1993 by and between Upland Technology Associates, a California general partnership ("Lessor") and JK Molds, a California corporation, and American Technology Molding, a California corporation ("Lessee"), with respect to the Standard Industrial Lease-Gross between Lessor and Lessee dated concurrently herewith ("AIREA Lease"). The AIREA Lease, as amended hereby is hereafter referred to as the "Lease". To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the AIREA Lease, such inconsistencies shall take priority as follows:(i) printed or written inserts to this Addendum, (ii) typed, printed or written inserts to the AIREA Lease, (iii) this Addendum, and (iv) the printed form AIREA Lease. The term "Paragraph" means a paragraph in the AIREA Lease.
The term "Section" means a section in this Addendum, and the actual Section references are numbered to correspond to the paragraph references in the AIREA Lease. All capitalized terms not otherwise defined herein shall have the meaning set forth in the AIREA Lease.

2.1 Premises: The Premises consist of two spaces, as further shown on Exhibit A attached hereto and incorporated herein by this reference. The total Premises measure approximately 45,500 usable square feet.

2.2 Expansion Space: The Lease Premises will be increased to include approximately 10,300 square feet usable of adjacent space at the commencement of the fifth year ("Expansion Space"). The rental rate for the Expansion Space will be at the same unit price as set forth in Section 4.1 under "44,400 sq.ft.". The Lessee will be provided a right of first refusal before Lessor leases the Expansion Space or renews any existing tenant within the Expansion Space to lease the Expansion Space prior to the commencement of the fifth initial lease year. Lessor will grant access to the restrooms which are contained in the Expansion Space to the Lessee prior to the Lessor's installing a demising wall or leasing the Expansion Space to a new tenant.

2.3 Tenant Access: Tenant will be allowed permanent access to its Premises from the most easterly portion of the building in which the Premises is located, which will now be designated common area and will remain with JK Molds space until they vacate at no cost. It is understood that upon leasing the adjacent easterly space, such common area may be shared by the new tenant.

3.3 Option to Extend: The Lessee will have two (2) five (5) year options. Each extension option must be exercised, if at all, by irrevocable notice in writing of such exercise delivered by Lessee to Lessor not later than 6 months prior to the end of the term.

3.4 Lessee shall have the right of 1st refusal on adjoining property known as 2066 Suite B. Lessee shall have 20 days from the date of notice to give Lessor written notice of their intent to Lessee said premises. The Lease of Suite "6" to coincide with master Lease.

4.1      Rent Schedule:    44,400 sq. ft*    1,100 sq. ft.
         --------------    --------------    -------------

         Initial Term:
         Months 1-2        Abated            Abated
         Months 3-30       $.225/sq. ft.     $.113/sq. ft.
         Months 31-60      $.290/sq. ft.     $.145/sq. ft.
         Months 61-120     $.355/sq. ft.     $.178/sq. ft.

               The first five (5) year option will be calculated on the Lease Option Terms: cumulative increase in the CPI over the previous five Months 121-180 year period not to exceed twenty five percent (25%) .443 per square foot price. Total price/mo-.443 this rate will then be fixed for years eleven (11) through fifteen (15).

               "CPI" means the Consumer Price Index for All Urban Consumers (base year 1982-1984 = 100) for Los Angeles-Anaheim-Riverside CMSA published by the United States Department of Labor, Bureau of Labor Statistics.

         Months 181-240 the fair rental value for the Premises in Month 180.

5.1 Security Deposit: Upon the end of the 60th month of the Lease term (or if any uncured defaults then exist, at such time as all defaults have thereafter been cured in full and Lessee is no longer in otherwise in default), the security deposit will be returned to Lessee.

8.1 Insurance: The reference to "$500,000" shall be changed to "$1,000,000".

8.2(b) Lessee's Premiums: Lessee shall pay to Lessor during all extension terms as described in Section 3.3, as additional rental, the amount of any increase in premiums for the insurance required under Paragraph 8.2 and 10.1 over and above such premiums paid during the Base Period, as herein defined, whether such premium increase shall be the result of Lessee's use and occupancy of the Premises, any act or omission of Lessee, requirements of a holder of a deed of trust or mortgage covering the Premises, or increased valuation of the Premises or general rate increases. The term "Base Period" means the last 12 months of the initial term. Any increase in such premiums and years combined shall be limited to the lesser of the actual increase or 3% per annum of the actual increase since the end of the Base Period. The fiscal tax year described in Paragraph 10.1 shall be 2002-2003.

12.3.1 Notwithstanding the foregoing, Lessor shall release Lessee from liability under this Lease arising after an assignment of the Lease provided that the following conditions

-------------
* Subject to change after the Architects measurement of interior walls.

         have been met to Lessor's satisfaction: (a) the assignee has executed a written assumption agreement in form and substance acceptable to Lessor; (b) the provisions of Section 17.9 have been satisfied; and (c) Lessor has been provided evidence that the net worth of the assignee is not less than the greater of two million $2,000,000.00, escalated 5% per annum commencing on the Commencement Date.

16.16 Dispute Resolution. Except as specified below, all disputes and controversies relating to or arising out of the interpretation, construction, performance, or breach of this Lease (including without limitation actions sounding in tort, fraud or contract) shall be settled by arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as amended from time to time, except as specified to the contrary in this Section. Notwithstanding this Section, unlawful detainer actions under California Code of Civil Procedure Section 1161 and prejudgment provisional remedies (other than writs of attachment) shall not be subject to arbitration and shall be filed with the California Superior Court for San Bernardino County (the "County"), and the parties submit to personal jurisdiction of such Court. Either party requesting arbitration under this Lease shall make a demand on the other party by registered or certified mail with a copy to the AAA. The arbitration shall take place at a location selected by the AAA in the County as noticed by the AAA, whether or not one of the parties fails or refuses to participate. The arbitrators shall be empowered to order attachments as a provisional remedy. Judgment upon the arbitrators' award shall be binding, and the award and enforcement remedies may be entered in any court having jurisdiction. The arbitrator(s) shall submit a written decision, including findings of facts. The AAA shall select the arbitrator pursuant to its rules, provided that the arbitrator shall be a licensed California real estate attorney with not less than (5) years of experience. Prior to the arbitration, Lessor and Lessee shall each advance one half of the arbitration fees of the AAA. If either party fails to advance the arbitration fees, then the paying party shall advance the entire fee, but the non-paying party's claim, answer and cross-claims (as the case may be) shall be stricken and the non-paying party shall not be entitled to submit any evidence on its behalf or deny any claims or contentions of the other party. It is the intention of the parties that any dispute submitted to the procedures prescribed herein be resolved expeditiously. Accordingly, the following procedures shall be followed in lieu of those otherwise prescribed by the AAA: witness lists and documents to be submitted as evidence shall be exchanged at least ten days prior to the arbitration; no discovery shall be permitted except that Lessor and Lessee shall each be entitled to one deposition to be held in the County. This arbitration provision shall be construed broadly so as to mandate arbitration of the widest range of claims, excepting only those excluded above. Any dispute regarding whether a matter is subject to arbitration shall be arbitrated. Should the AAA decline to accept an arbitration pursuant to this Section, such provisions of this Section as may be unacceptable to the AAA shall be stricken, with the remainder continuing in full force and effect, and if AAA still declines to accept the claim, then the arbitration shall be submitted to the Judicial Arbitration & Mediation Services, Inc.

16.16.1 Attorney's Fees. Should any party institute any action, proceeding, suit, arbitration, appeal and other similar proceeding or other non-judicial dispute resolution mechanism ("Action") to enforce or interpret this Lease or any provision hereof, for damages by reason of any alleged breach of this Lease or of any provision hereof, or for fraud or other torts in connection with the Lease such as fraud in the inducement, or for a declaration of rights hereunder, the prevailing party in such Action shall be entitled to receive from the other party all costs and fees ("Fees"), incurred by the prevailing party in connection with such Action, including without limitation reasonable attorneys' fees, accountants' fees, expert witness fees, and any and all other similar fees, costs and expenses incurred in connection with the action or proceeding and preparations therefor.

16.16.2 Bankruptcy. If any party files for protection under, or voluntarily or involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, the other party shall be entitled to any and all Fees incurred to protect such party's interest and other rights under this Lease, whether or not such action results in a discharge.

17.       Hazardous Materials Provisions

17.1 Definitions. As used in this Section the following terms shall have the meanings set forth below:

          Consultant: a registered environmental consultant.

          Environmental Activities: the use, generation, storage, transportation, handling or disposal of Hazardous Materials in or about the Premises or Industrial Center.

          Environmental Assessment: an investigation of the Premises and/or Industrial Center for (i) Hazardous Materials contamination in, about or beneath the Premises or Industrial Center, and (ii) to assess all Environmental Activities on the Premises or Industrial Center for compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials.

     Hazardous Materials: asbestos, any petroleum fuel and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, but not limited to, any material or substance defined as a "hazardous substance," "hazardous material" or "toxic pollutant" under the California Health and Safety Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.

     Laws: any federal, state and local laws, ordinances and regulations and all rules, licenses, permits, orders, decrees and judgments relating to Environmental Activities.

     Lessee's Agents: any of Lessee's employees, agents, contractors, sublessees, assignees, licensees, concessionaires and invitees.

17.2 Use, Storage, Handling and Disposal. Lessee covenants to comply with all laws and other terms and conditions as set forth by all state and federal and local regulatory agencies regarding the use, storage and disposal of Hazardous Materials. Lessee shall not possess or use on the Premises any Hazardous Materials for which Lessee does not have all appropriate licenses and permits. Lessee shall, upon accepting occupancy, provide Lessor with a complete list of all Hazardous Materials that Lessee intends to have on the Premises ("Hazardous Materials List"). Further Lessee agrees to update the Hazardous Materials List with any new or different Hazardous Materials immediately upon bringing them on the Premises subsequent to the submission of the original Hazardous Materials List throughout the term of the Lease.

     Notwithstanding the foregoing, Lessee shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device (collectively "tank") on the Industrial Center; provided that above grade tanks may be installed with Lessor's prior written approval which shall not be unreasonably withheld; and further provided that above grade water tanks and water chillers may be installed.

17.3 Compliance with Laws. Lessee, at its sole cost and expense, shall comply and shall cause Lessee's Agents to comply, with all Laws. Lessee's breach of any of its covenants or obligations under this Section 17 shall constitute a material default under the Lease. The obligations of the Lessee under this Section 17 shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Lessee's covenants and obligations to pay rent under the Lease.

17.4 Exculpation of Lessor. Other tenants of the Industrial Center may be using, handling or storing certain Hazardous Materials in connection with such tenants' use of their premises. The failure of another tenant to comply with applicable laws and procedures could result in a release of Hazardous Materials and contamination to improvements within the Industrial Center or the soil and ground water thereunder. In the event of such release, the tenant which is responsible for the release, and not Lessor, shall be solely responsible for any claim, damage or expense incurred by Lessee by reason of such contamination.

17.5 Disclosure and Notification. Lessee hereby agrees to, within a reasonable time notify the Lessor of any violations that Lessee is cited for by any federal, state, local or other regulatory agency concerning Lessee's operation in regard to any condition resulting from Lessee's use of Hazardous Materials.

17.6 Inspection of Premises. From time to time during the Term and on or within a 60 days period after the expiration or termination of the Term, Lessor may retain a Consultant to perform an Environmental Assessment, at Lessor's expense, except as provided below. The Environmental Assessment shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination and shall be of a scope and intensity reflective of the general standards of professional environmental consultants who regularly provide environmental assessment services in connection with the transfer or leasing of real property. Additionally, the Environmental Assessment shall take into full consideration the past and present uses of the Industrial Center and other factors unique to the Industrial Center. If the Environmental Assessment discloses either (i) Hazardous Material contamination in, about or beneath the Premises or Industrial Center resulting from Lessee's or its Agents' Environmental Activities, or(ii) Lessee's or Lessee's Agents' non-compliance with any Laws or other applicable laws, ordinances and regulations or Lessee's or Lessee's Agents' non-use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials, Lessee shall pay Lessor on demand the cost of the Environmental Assessment as additional rent. Lessor shall have 60 days after the expiration or termination of the Lease to retain a Consultant and complete an Environmental Assessment.

     Lessee covenants to reasonably cooperate with the Consultant to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant's investigation. Notwithstanding the above, and except for "Mandatory Recommendations" below, Lessee need not comply with Recommendations to the extend the cost thereof would exceed $1,000 per year. "Mandatory Recommendations" are those which (i) are made of remediate or prevent existing or immanent contamination or violation of Laws, (ii) mandated by Laws or a governmental agency, or (iii) relate to or arise from Hazardous Materials not permitted pursuant to the original Hazardous Materials List or changes in the use of processes with permitted Hazardous Materials.


               Prior to surrendering possession of the Premises, Lessee shall remove any personal property, equipment, fixture (except for any fixture installed by Lessor) and/or storage device or vessel on or about the Premises which is contaminated by or which contains Hazardous Materials.

17.7 Indemnification. Lessee shall indemnify, protect, defend (with counsel satisfactory to Lessor) and hold harmless Lessor, its partners, shareholders, affiliates, directors, officers, employees, agents, contractors, assigns and any successors to Lessor's interest in the Premises or Industrial Center from and against any and all loss, cost, damage, expense (including reasonable attorney's fees and costs), claim, cause of action, judgment, penalty, fine or liability directly or indirectly relating to or arising from (i) any Environmental Activity by Lessee or Lessee's Agents, (ii) any investigative, remedial or clean-up work undertaken by or for Lessee in connection with Lessee's or Lessee's Agents' Environmental Activities or its compliance with Laws, or (iii) the breach by Lessee of any of its obligations and covenants set forth in this Section 17. Lessor shall have the right but not the obligation to join and participate in, if it so elects, any legal proceedings or actions initiated in connection with Lessee's Environmental Activities. Lessor in conjunction with Lessee may also negotiate, defend and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises or Industrial Center by Hazardous Materials. Any costs or expenses incurred by Lessor for which Lessee is responsible under this Section 17 or for which Lessee has indemnified Lessor shall be reimbursed by Lessee on demand as additional rent.

17.8 Remediation. If any Environmental Activities undertaken by Lessee or Lessee's Agents result in contamination of the Premises or Industrial Center or the soil or ground water thereunder, subject to Lessor's prior written approval and any conditions imposed by Lessor, Lessee shall promptly take all actions, at its sole expense and without abatement of rent, as are necessary (i) to remediate the affected property as required by applicable Laws and federal, state, or local governmental authorities, (ii) to mitigate reasonably such environmental damages, and (iii) to return the affected portion of the Premises or Industrial Center and the soil and ground water to such condition which restores to Lessor the full economic use and value thereof. Lessor's approval of such remedial work shall not be unreasonably withheld so long as such actions will not cause a material adverse effect on the Premises or

     Industrial Center. Lessee shall only hire contractors who are qualified and licensed to do such remedial work as deemed necessary. All such remedial work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Industrial Center. Appearance of a Hazardous Material in or about the Premises or Industrial Center which is either the result of the Environmental Activities of Lessee or Lessee's Agent, or which does not substantially impair Lessee's ability to transact its business from the Premises, shall not be deemed an occurrence of damage or destruction subject to the terms of the Lease respecting damage or destruction caused by an act of God, force of nature, fire, flood, earthquake or other casualty. Appearance of Hazardous Material in or about the Premises or Industrial Center which is the result of activities other than Lessee's or Lessee's Agents' Environmental Activities, and the presence of which substantially impairs Lessee's ability to transact it business from the Premises, shall be deemed an occurrence of damage or destruction subject to the terms of the Lease respecting damage or destruction caused by an act of God, force of nature, fire, flood, earthquake or other casualty.

17.9 Assignment and Subletting. In the event the Lease provides that Lessee may assign or sublet the Lease subject to Lessor's consent and/or certain other conditions, and if the proposed assignee's or sublessee's activities in or about the Premises or Industrial Center involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Lessee and in quantities and processes similar to Lessee and in quantities and processes similar to Lessee's uses in compliance with this Section 17, then it shall be reasonable for Lessor to withhold its consent to such assignment or sublease if Lessor determines in its sole discretion that there may be a risk of contamination posed by such proposed activities. Lessor will approve or disapprove of a proposed assignment or sublease within 30 days of receipt of such information concerning the assignee or subtenant and its proposed Hazardous Materials and Environmental Activities as Lessor may reasonably request.

18. Parking: Lessee shall be entitled to parking spaces equal to the greater of (i) 100, or (ii) the number of parking spaces required by applicable law for the Premises (whichever is more). Lessor shall have no obligation to police use of such spaces, and no liability if others use such spaces. Lessor shall have the right to provide reserved parking for other tenants in the Industrial Center. Lessor may designate and stripe up to 25% of Lessee's parking spaces for compact vehicles and 75% for full sized vehicles. Forty (40) of Lessee's parking spaces will be located in the parking lot in front of the building in which the Premises are located.

19. ADA: Lessor and Lessee hereby agree to allocate and be responsible for duties and liabilities under the Americans With Disabilities Act, as amended from time to time ("ADA") with respect to the Premises and the Industrial Center as set forth in this Section. All quoted terms shall have the meaning set forth in the ADA. Lessee shall immediately notify Lessor at such time as Lessee is or becomes a "public accommodator" with respect to the Premises ("Notice"). Upon receipt of Notice, Lessor shall comply with the Subchapter III of the ADA with respect to providing access to, but not within, the Premises and within the common areas of the Industrial Center to the extent such compliance is "readily achievable", and except for Major Accommodations (defined below). Lessee shall comply with the all other obligations and aspects of the ADA, including without limitation: (i) the interior of the Premises, (ii) the exterior of the Premises as a result of changes from Lessee's initial use of the Premises, (iii) all provisions of the ADA not relating to the facilities of public accommodation, including without limitation, ADA Subchapters I and II, and (iv) any improvements or alterations costing in the aggregate in excess of $5,000 ("Major Accommodation"). Lessor and Lessee each indemnifies, defends, protects and holds harmless the other party and its owners, agents, employees and affiliates from any cost, loss or liability arising out of a breach of the indemnitor's obligations in this Section.

20. Additional Rent: Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

21. Security Measures: Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents, employees and invitees from acts of third parties.

22. Easements: Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

23. Performance Under Protest: If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions of the Lease, the party against whom the obligation to pay the money is asserted shall have the right to make the payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute arbitration pursuant to Section 16.16 for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally entitled to pay under the provisions of this Lease.

24. Joint and Several Liability: JK Molds and America Technical Molding shall each be liable for that portion of the premises that each occupy for the obligations and duties of Lessee under the Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum on July 9, 1993 and made effective as of the date set forth above.


                               Lessee:       JK Molds, a California corporation

                                             By: /s/ JACK KELLEY
                                             ----------------------------------
                                                 Jack Kelley, President

                                             America Technical Molding,
                                             a California corporation

                                             By: /s/ ROCKY MORRISON
                                             ----------------------------------
                                                 Rocky Morrison, President

                               Lessor:       Upland Technology Associates,
                                             a California general partnership

                                             By: /s/ STEPHEN J. MULLER
                                             ----------------------------------
                                                 General Partner

               FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE-GROSS


This AMENDMENT TO STANDARD INDUSTRIAL LEASE - GROSS ("Amendment") is made and entered into as of this 1st day of September, 1994 by and between UPLAND TECHNOLOGY ASSOCIATES, a California general partnership ("Lessor") and J. K. MOLDS, a California corporation and AMERICAN TECHNICAL MOLDING, a California corporation ("Lessee"), with reference to that certain Standard Industrial Lease-Gross dated as of June 30, 1993, by and between Lessor and Lessee ("Lease"). The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as is set forth at length in the body of the Lease. To the extent that any terms or provisions of this Amendment are inconsistent with any terms or provisions of the Lease, the terms and provisions of this Amendment shall prevail and control for all purposes. Unless otherwise defined herein, all terms used in this Amendment and defined in the Lease shall have the same meaning as is ascribed to such terms in this Lease.

     2,2.1. PREMISES: The total Premises shall be expanded by 4,785 square feet (hereafter referred to as the J. K. Molds Expansion Space), further shown on Exhibit "A" attached hereto. The total premises now measures approximately 60,158 rentable square feet. The breakdown of the square footage's are J. K. Molds 19,610 square feet and American Technical Molding 40,547 square feet.

     4,4.1. RENT (J. K. MOLDS EXPANSION SPACE): Effective September 1, 1994 Lessee will pay an additional $370.13 per month for 3,290 square feet of its J.K. Molds Expansion Space. Upon completion of the landlord improvements to the J.K. Molds expansion space, (described in paragraph, Exhibit C (E) herein), Lessee will pay full rent on the J.K. Molds expansion space (4,785 square feet) in the amount of $1,076.63 ($.225 per square foot) monthly. Expansion Space is subject to rent adjustments provided in original lease. All other rent adjustments per square foot shall remain the same as provided in original lease.

Exhibit C, (E). ADDITIONAL LANDLORD IMPROVEMENTS: In addition to improvements specified in the original Lease Agreement Landlord will provide the following. At such time as Landlord obtains a tenant for the adjacent premises,commonly known as 2044 West 11th Street, Landlord will be obligated to complete improvements to the J.K. Molds Expansion space (4,785 square feet) which will include demolition of interior office and demising walls, painting of interior walls and either, one rear loading dock with mechanical dock leveler or widening of the front roll-up door. Any repairs or replacement to the existing HVAC unit and reconditioning of the flooring will be the responsibility of J.K. Molds.

     FULL FORCE AND EFFECT. Except as modified herein, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date set forth above.

"LESSOR"                                    "LESSEE"

UPLAND TECHNOLOGY ASSOCIATES,               J.K. MOLDS, a California corporation
a California general partnership            and AMERICAN TECHNICAL MOLDING,
                                            a California corporation


By: AUTHORIZED SIGNATURE                By: /s/ AUTHORIZED SIGNATURE
   --------------------------------         ------------------------------------
   Occidental Financial Group, Inc.
   Its General Partner

By: /s/ STEPHEN J. MULLER               By: /s/ AUTHORIZED SIGNATURE
   --------------------------------         ------------------------------------
   Stephen J. Muller
   General Partner

              SECOND AMENDMENT TO STANDARD INDUSTRIAL LEASE-GROSS

     This AMENDMENT TO STANDARD INDUSTRIAL LEASE - GROSS ("Amendment") is made and entered into as of this 12th day of November, 1997 by and between UPLAND TECHNOLOGY CENTER, LLC, a limited liability company, successor in interest to UPLAND TECHNOLOGY ASSOCIATES, a California general partnership ("Lessor") and J.
K. MOLDS, a California corporation and AMERICAN TECHNICAL MOLDING, a California corporation ("Lessee"), with reference to that certain Standard Industrial Lease-Gross dated as of June 30, 1993 and First Amendment To Standard Industrial Lease-Gross dated as of September 1, 1994, by and between Lessor and Lessee ("Lease"). The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as is set forth at length in the body of the Lease. To the extent that any terms or provisions of this Amendment are inconsistent with any terms or provisions of the Lease, the terms and provisions of this Amendment shall prevail and control for all purposes. Unless otherwise defined herein, all terms used in this Amendment and defined in the Lease shall have the same meaning as is ascribed to such terms in this Lease.

     1. PREMISES. 2, 2.1: The total Premises shall be expanded by 9,375 square feet to include premises known as 2056 (hereafter referred to as the ATM Second Expansion Space), further shown on Exhibit "A" attached hereto. The total premises now measures approximately 69,533 useable square feet. The breakdown of the square footage is J. K. Molds 19,610 square feet and American Technical Molding 49,922 square feet.

     2. RENT 4, 4.1 (ATM SECOND EXPANSION SPACE): Effective January 1, 1998 or substantial completion of Lessor improvements as described in Paragraph 3 herein, whichever is later, Lessee will pay an additional $3,375.00 per month for 9,375 square feet. Upon execution of this Second Amendment Lessee shall prepay the first twelve- (12) months of rent for the ATM Second Expansion Space equaling $40,500.00. May pay $20,000.00 down and remaining as construction is completed.

        ATM Second Expansion Space is subject to a rent adjustment effective June 1, 1999 when the rent shall increase to $4,117.00 per month. All other rent adjustments for the existing square footage (excluding the ATM Second Expansion space consisting of 9,375 square feet) shall be adjusted as provided in original lease and First Amendment to Lease.

     3. ADDITIONAL LESSOR IMPROVEMENTS: In addition to improvements specified in the original Lease Agreement and First Amendment to Lease Lessor will provide the following improvements to 2056:

        I. Connect electrical to an existing ATM panel. Will include only lighting in the warehouse, lunchroom and bathroom and exhaust fans in the bathrooms.

        II. Provide a double wide access door from the lunchroom to the warehouse.

     4. ACKNOWLEDGMENT: Lessee acknowledges that in order for 2056 to be made contiguous with Lessee's existing premises, Lessor must first relocate bathroom and lunchroom facilities for UVP (Tenant in 2066 currently occupying the most Southerly portion of 2056). UVP has provisionally agreed to relocate their bathrooms and lunchroom to the most Northerly portion of 2056 and thus relinquish possession of the most Southerly portion of 2056 subject to final approval of construction drawings for the new bathrooms and lunchroom. Upon execution of this Second Amendment final construction drawings will be prepared for the new UVP bathrooms and lunchroom to be presented to UVP for final approval.

     5. FULL FORCE AND EFFECT. Except as modified herein, the Lease shall remain in full force and effect.

       IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date set forth above.


     "LESSEE"
     J.K. MOLDS, a California corporation and AMERICAN TECHNICAL MOLDING, a
     California corporation

     By:  /s/ JACK KELLEY
          -------------------------
     Its: CEO
          -------------------------

     By:  /s/ ROCKY MORRISON
          -------------------------
     Its: President         1/18/98
          -------------------------


     "LESSOR"
     UPLAND TECHNOLOGY CENTER, LLC
     a California general partnership

     By:  /s/ AUTHORIZED SIGNATURE
          -------------------------
     Its:
          -------------------------

     By:  /s/ STEPHEN J. MULLER
          -------------------------
     Its: Managing Member  2-5-1998
          -------------------------

     By:  /s/ AUTHORIZED SIGNATURE
          -------------------------
     Its: Managing Member 2-10-1998
          -------------------------


                                       2